Exhibit 99.1

1 INVESTOR PRESENTATION February 2021

SAFE HARBOR STATEMENT

In this presentation, we make certain statements and reference other information that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, for forward-looking statements that relate to our intentions, beliefs, projections, estimations, or forecasts of future events or our future financial performance. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may result in materially differing actual results. We can give no assurance that our expectations expressed in forward-looking statements will prove to be correct.

Factors that could cause our actual results to differ materially from those projected, forecasted, or estimated by us in forward-looking statements are discussed in further detail in Selective's public filings with the United States Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements – whether as a result of new information, future events or otherwise – other than as the federal securities laws may require.

This presentation also includes certain non-GAAP financial measures within the meaning of Regulation G, including "non-GAAP operating earnings per share," "non-GAAP operating income," and "non-GAAP operating return on equity." Definitions of these non-GAAP measures and a reconciliation to the most comparable GAAP figures pursuant to Regulation G are available in our Annual Report on Form 10-K and our Supplemental Investor Package, which can be found on our website <www.selective.com> under "Investors/Reports, Earnings and Presentations." We believe investors and other interested persons find these measurements beneficial and useful. We have consistently provided these financial measurements in previous investor communications so they have a consistent basis for comparing our results between quarters and with our industry competitors. These non-GAAP measures, however, may not be comparable to similarly titled measures used outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing our overall financial performance.

SELECTIVE
BE UNIQUELY INSURED®
2

3 OVERVIEW

4 2020 Non - GAAP Operating ROE OF 10.5%* State Footprint ** 27 Market Cap (as of 2/9/2021) $4.0B Years of Financial Strength and Superior Execution 94 2020 NPW ( up 3% Y/Y )*** $2.8B 2020 GAAP Combined Ratio*** 94.9% A TRACK RECORD OF SUPERIOR EXECUTION A Seven - Year Track Record of Consistent Double - Digit non - GAAP Operating ROEs *Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measure s. **State Footprint refers to Commercial Lines only and includes D.C. *** Specific COVID - 19 - related items lowered 2020 NPW growth by approximately four points, increased the combined ratio by 1.1 po ints, and lowered the non - GAAP operating ROE by 1.1 points

5 Enables effective management of pricing and retention Presents significant opportunity for profitable growth Agent overall satisfaction rating of 8.8/10 Locally - based underwriting, claims, and safety management specialists Agile capability and excellent data analytics Sophisticated pricing and underwriting tools Total attention to customer experience Developing holistic solutions for 24 - hour omni - channel shared experience Increased customer engagement Value - added services Franchise value distribution model with high - quality partners Unique field model enabled by sophisticated tools and technology Superior omni - channel customer experience delivered by best - in - class employees OUR SUSTAINABLE COMPETITIVE ADVANTAGES Competitive Position Enhanced by Working Towards the Benefit of all our Stakeholders

6 SUMMARY OF OUR OPERATIONS Commercial Lines (80% of NPW) Focused on disciplined growth Strong calendar year profitability; Commercial Auto improving, but remains an area of focus Drivers of results include strong new business growth and retention, and accelerating renewal pure price increases Personal Lines (11% of NPW) Competitive market conditions hurting personal auto growth Shifting Homeowners focus to “mass - affluent” market that places greater value on product and services Third largest “Write Your Own” National Flood Insurance Program writer; partial hedge for catastrophe losses Excess & Surplus (9% of NPW) Focus on achieving target combined ratio; top - line will depend on market conditions “E&S light” product mix Margin improvement through targeted price increases, exiting challenged segments, and claim outcome improvements

7 SUPER REGIONAL COMPANY WITH NATIONAL CAPABILITIES ~1,400 distribution partners ~850 distribution partners (~6,000 for WYO flood) Standard Commercial (80% of NPW) Standard Personal (11% of NPW) E&S (9% of NPW) ~90 wholesale distribution partners 27 States & D.C. 15 States 50 States & D.C.

8 STRONG ROE OUTPERFORMANCE RELATIVE TO PEERS Historical Non - GAAP Operating ROEs* Peer index includes TRV, HIG, CNA, CINF, THG, and UFCS; 2020 operating ROE is based on full - year results for TRV, HIG, CNA and THG, and nine months data for CINF and UFCS * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measures. 10.3% 13.3% 10.5% 8.6% 6.1% 0% 5% 10% 15% 2014 2015 2016 2017 2018 2019 2020 SIGI Peer Avg. • Superior 10.5% non - GAAP operating ROE* in 2020 driven by solid underwriting and investment contributions • SIGI non - GAAP operating ROE* for 2020 includes elevated CAT losses • A track record of generating ROEs well in excess of our cost of capital and peer group averages Seven consecutive years of double - digit non - GAAP operating ROEs* averaging 11.5% between 2014 and 2020 Elevated CAT losses

9 EXCELLENT HISTORICAL OPERATING RESULTS 95.2% 91.0% 95.8% 95.0% 85% 90% 95% 100% 2014 2015 2016 2017 2018 2019 2020 2021F Underlying Combined Ratio* Reported Combined Ratio COVID - 19 impacts and elevated CAT losses FULL YEAR 2020 HIGHLIGHTS: • Consolidated combined ratio of 94.9% • After - tax net investment income up 2% over prior year • Non - GAAP operating ROE* of 10.5% * Underlying GAAP combined ratio excludes catastrophe losses and prior year casualty reserve development Historical GAAP Combined Ratios 2021 GUIDANCE: • Underlying combined ratio of 91.0% (assuming no prior - year casualty reserve development) • Catastrophe losses of 4.0 points • $182 million of after - tax net investment income • 20.5% overall effective tax rate • 60.5 m illion weighted average shares

10 OUR STRATEGIC INITIATIVES

11 Deploy sophisticated underwriting and pricing tools to achieve price increases ≥ loss trends Expanding “share of wallet” and new agent appointments; geo - expansion Continue to deliver superior omni - channel customer experience CONTINUED PROFITABLE GROWTH LEVERAGE SOPHISTICATED TOOLS TO ACHIEVE ADEQUATE PRICING EXCELLENT CUSTOMER SERVICE OUR MAJOR STRATEGIC INITIATIVES CULTURE FOCUSED ON INNOVATION AND SUSTAINABILITY A culture of innovation and ideation, centered around diversity, equity, and inclusion

12 CONSISTENTLY ACHIEVING PRICE INCREASES IN ALIGNMENT WITH LOSS TREND • Selective’s renewal pure price increases exceeded industry average from 2009 - 2018 • An attractively - priced book with strong embedded profitability; industry pricing trends provide tailwind • Ability to obtain appropriate price enabled by: • Strong distribution partner relationships • Sophisticated tools and actionable data • Culture of underwriting discipline 76% 80% 84% 88% -2.0% 2.0% 6.0% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 SIGI Pricing CLIPS Pricing SIGI Retention CLIPS: Willis Towers Watson Commercial Lines Insurance Pricing Survey; 2020 is based on 9M20 data Retention (%) Renewal Pure Price (%) Selective’s 2020 Commercial Lines renewal pure price increases averaged 4.4%

13 A GRANULAR APPROACH TO PRICING AND UNDERWRITING Commercial Lines Pricing by Retention Group % of Premium 49% 25% 15% 8% 3% As of December 31 , 2020 • Portfolio management approach yields higher retention and rate • Account - specific pricing, including: • Predictive modeling • Relative loss frequency and severity • Pricing deviation • Hazard and segment consideration Strong focus on developing tools and technologies that enable more efficient decision making May not foot due to rounding.

14 TARGETING PROFITABLE GROWTH OVER TIME PAGE 14 Historical Net Premiums Written COMMERCIAL LINES GROWTH DRIVERS: • Target of growing “share of wallet” to 12% with existing distribution partners • Target of appointments to represent 25% share in existing markets • Geo - expansion • New products and M&A Additional NPW opportunity of about $3B by achieving a 3% commercial lines market share in existing footprint LOWER RISK HIGHER RISK 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 $0B Managed Premium Volume During Soft Market $3.0B Successful track record of cycle management and profitable growth

15 INITIATIVES FOCUSED ON PROFITABLE GROWTH New small business agency interface enhances opportunities by significantly streamlining quoting and issuance process Shifting Personal Lines focus towards “mass affluent” market that is less price - sensitive, and derives greater value from coverage and services MarketMax ® provides our distribution partners with insights into their portfolio and positions them to expand their relationship with us E&S automation platform enhances competitive position

16 GREENFIELD GEO - EXPANSION ENHANCES GROWTH OPPORTUNITIES • Diversification and spread of risk, with a target of having national capabilities A thorough and disciplined approach to geo - expansion Footprint States Expansion States 2017 – 2018 • Established new Southwest regional hub by entering AZ, CO, NM, and UT for commercial lines • AZ and CO for personal lines • Initial growth and profitability has been better than expectations 2022 • Targeted expansion into AL, ID and VT (subject to regulatory approval)

17 DELIVER A SUPERIOR OMNI - CHANNEL EXPERIENCE “360 - DEGREE” VIEW OF CUSTOMER PROACTIVE MESSAGING VALUE - ADDED SERVICES SUCH AS SELECTIVE ® DRIVE FULL DIGITAL - ENABLED CAPABILITIES Customer - centricity is core to who we are as a company OMNI - CHANNEL CX IN 24/7 ENVIRONMENT • Changing expectations from customers, and potential disruptive threats from traditional and non - traditional competitors • Partnering with agents to provide a seamless customer experience • Identifying value - added services to increase new business hit ratios and retention rates: • Customized proactive messaging for product recalls, notices of loss, and policy changes • Full digital capabilities • Additional service offerings such as Selective ® Drive and Security Mentor ®

18 • Published our first ESG report: “Leading with Purpose” in March 2020 • Officially recognized as a Great Place to Work Certified Œ organization in 2020 • Ranked one of the Top Employers for 2020 for showing continual dedication to establishing a diverse workforce and culture STRONG FOCUS ON INNOVATION AND SUSTAINABILITY Leveraging innovation to drive progress A focus on attracting, developing, and retaining the best talent: • Established an Innovation function, including a lab at our Branchville, NJ campus • Leadership and development programs • Initiatives to increase diversity and inclusion • A focus on sustainability principles

19 DE&I INITIATIVES TO DRIVE EMPLOYEE ENGAGEMENT Promoting diversity, equity and inclusion is a key facet of driving employee engagement and enhancing innovation and creativity Employee hiring, retention, evaluation, and promotion practices targeted towards increasing diversity across all levels within the organization Increased Board diversity with recent appointments Building a leadership culture centered around inclusivity We continue to focus on building a culture that fosters innovation and idea generation that is centered on the values of diversity, equity and inclusion

20 FINANCIAL OVERVIEW

21 LOWER RISK PROFILE AND STRONG FINANCIAL STRENGTH A LOWER RISK PROFILE • Strong balance sheet underpinned by a conservative approach to: • Managing the investment portfolio • Purchasing reinsurance protection • Loss reserving • Conservative business and balance sheet profile allows for higher operating leverage • Each full point on combined ratio = ~0.9 points of ROE • Each full point of pre - tax investment yield = ~2.4 points of ROE Low to Medium Hazard Writer AM Best A* S&P A Moody’s A2 Fitch A+ * Our A rating from AM Best is currently on positive outlook

22 A WRITER OF PREDOMINANTLY LOW - TO MEDIUM - HAZARD RISKS A lower volatility portfolio of risks Percent of Policies with TIV * or Limits of $1M or Less Property Casualty Standard Commercial Lines 78% 87%** Standard Personal Lines 84% 98% E&S Lines 97% 98% Notes: * TIV refers to total insured value ** Excludes workers compensation policies, which do not have statutory policy limits • Manage volatility of underwriting results, in part through maintaining a smaller limit profile • Low account sizes (premium per policyholder) averaging: • $13K for Standard Commercial • $2.4K for Standard Personal • $3K for E&S • Low reinsurance attachment points of $2M per event for property and casualty risks

23 Fixed Income 87% Short-Term 5% Equities 4% Alternatives & Other 4% CONSERVATIVE INVESTMENT PORTFOLIO Investment Portfolio at 12/31 /20 $7.5B of Investments • Core fixed income and short - term investments comprise 92% of the investment portfolio: • “AA - ” average credit quality • Effective duration of 3.8 years • Risk asset allocation (high yield, public equity, and alternatives) at 10.4% of invested assets • Ongoing work to further diversify our alternative investments portfolio by strategy and vintage A conservative investment management philosophy, with a focus on highly - rated fixed income securities

24 ACTIVE PORTFOLIO MANAGEMENT DRIVES INVESTMENT RESULTS Historical After - Tax Fixed Income Portfolio Yields • Current fixed income and short - term portfolio duration of 3.8 years • AA - average credit rating • Guidance of after - tax net investment income of $182M in 2021: • $16M of after - tax net investment income from our alternative investments • Continued pressure on new money yields for fixed income investments • Reinvestment of strong operating cash flows 2.2% 1.9% 1.9% 2.1% 2.8% 2.9% 2.6% 1.0% 2.0% 3.0% 2014 2015 2016 2017 2018 2019 2020 After - tax yield on our fixed income portfolio was 2.6% for 2020

25 HISTORICAL CATASTROPHE LOSS IMPACT BELOW INDUSTRY AVERAGE Impact of Catastrophe Losses on Combined Ratio Note: Catastrophe impact for P&C industry based on AM Best estimates; 2020 figures based off 9M20 data • Catastrophe loss impact over the past 17 years has averaged: • 5.3 percentage points for the P&C industry • 3.2 percentage points for Selective • Catastrophe loss mitigation initiatives include: • Strict guidelines around coastal properties • Focus on geographic diversification and growth that minimizes peak catastrophe aggregations • Conservative reinsurance program Relatively low historical combined ratio volatility from catastrophe losses 0 6 12 2003 2005 2007 2009 2011 2013 2015 2017 2019 Elevated frequency of CAT losses P&C Industry pts SIGI

26 CONSERVATIVE REINSURANCE PROGRAM 1% 1% 1% 2% 2% 4% 15% 0% 6% 12% 18% 25 50 100 150 200 250 500 (Return Period in Years) Net Single - Event Hurricane Loss* as a % of Equity * Single event hurricane losses are net of reinsurance, after tax, and reinstatement premiums as of 1/1/21. GAAP equity as o f 1 2/31/20. • 2021 property catastrophe treaty structure : • Coverage of $785M in excess of $40M retention • $281M in collateralized limit, primarily in the top layer of the program • Additional earnings volatility protection from our non - footprint $35M in excess of $5M layer • Property XOL treaty covers losses up to $58M in excess of $2M retention • Casualty XOL treaty covers losses up to $88M in excess of $2M retention Balance sheet protection through conservative program and strong panel of reinsurance partners

27 STRONG RESERVING TRACK RECORD • Disciplined reserving practices: • Quarterly actuarial reserve reviews • Semi - annual independent review • Independent year - end opinion • Favorable reserve development in Workers Compensation and General Liability was partially offset by modest strengthening in Commercial Auto during 2020 Impact of Casualty Reserve Development on our Combined Ratio 0.0% 2.0% 4.0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Fifteen consecutive years of net favorable casualty reserve development

28 ROLLFORWARD OF UNDERLYING COMBINED RATIO *Gross trend is 4.0% and gross earned rate is 4.7%. • 2021 guidance assumes: • No prior year casualty reserve development • Catastrophe losses of 4.0 points on the combined ratio Expense (includes PH Dividends) 2020 Underlying Combined Ratio Loss Trend Renewal Earned Rate 2021 Forecasted Underlying Combined Ratio Net COVID - 19 & Related Benefits Other 2020 Adjusted Underlying Combined Ratio UW Mix & Claims Benefits Higher Reinsurance Costs * *

29 • 2020 expense ratio of 33.8% includes 1.1 points of specific COVID - 19 - related items • ~70 basis points of 2020 expense ratio improvement estimated to be temporary • Expecting expense ratio improvement in 2021 and over the next couple years Areas for operational enhancements include: • Workflow and process improvements • Robotics and artificial intelligence • Talent development • Product innovation STRONG CAPITAL AND LIQUIDITY POSITION, GREATER FOCUS ON EXPENSES EXPENSE MANAGEMENT • Debt - to - capital ratio of 16.7% • NPW to surplus ratio of ~1.3x is at the low end of our target range of 1.35x – 1.55x • Parent company cash and investments total ~$490M; well in excess of our target of two times annual outflow • Instituted opportunistic $100M share repurchase authorization • Investing in the business currently provides the most attractive capital deployment opportunities CAPITAL AND LIQUIDITY PLAN

30 A FOCUS ON ROE AND GROWTH IN BOOK VALUE PER SHARE Strong Track Record of Book Value per Share Growth and Shareholder Value Creation Over Time Generating non - GAAP operating ROE* in line with our long - term target Superior growth in book value per share Higher total shareholder returns over time * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measures. $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $0 $10 $20 $30 $40 $50 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 ($ in millions) GAAP Stockholders' Equity Book Value Per Share 2020

31 TOTAL SHAREHOLDER RETURNS HAVE OUTPERFORMED BENCHMARKS OVER LONGER TERM 4.5% 16.4% 16.2% 18.4% 15.2% 13.9% 4.4% 10.2% 12.1% 0% 10% 20% 30% 40% SIGI S&P 500 S&P Prop/Cas 1 Year 5 Years 10 Years Total Shareholder Return Note: Total shareholder return calculations as of December 31, 2020 • Solid long - term outperformance in TSR relative to S&P P&C insurance and S&P 500 indices over the past 5 - and 10 - year periods • Share price performance has reflected our ability to generate strong and consistent financial results Our stock has outperformed peers and equity markets over the past 10 - year period

32 OUR VALUE PROPOSITION Leveraging our competitive strengths to generate sustained financial outperformance • Franchise value distribution model with best - in - class partners • Unique field model enabled by sophisticated technology • Strong customer experience Excellent growth opportunities within footprint and geo - expansion Solid underwriting margins, and non - GAAP operating ROEs* in line with our financial targets Conservative approach to risk selection and balance sheet management * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measures

33 INVESTOR PRESENTATION February 2021